UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 2013


                          REDSTONE LITERARY AGENTS INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-55049                 27-3098487
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

    1842 E Campo Bello Drive
           Phoenix, AZ                                             85022
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (602) 867-0160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 30, 2013, Redstone Literary Agents Inc. (the "Registrant") was informed by Ronald Chadwick, P.C. ("Ronald Chadwick") that it was terminating its services as the Registrant's independent registered public accounting firm. On January 30, 2014, the Registrant retained Cutler & Co., LLC ("Cutler & Co.") as its principal independent accountants.

THE TERMINATION OF RONALD CHADWICK

Ronald Chadwick was the independent registered public accounting firm for the Registrant from January 18, 2011 until November 30, 2013. Ronald Chadwick's reports on the Registrant's financial statements for the twelve month periods ended December 31, 2012 and 2011 and the period from Inception (July 20, 2010) to December 31, 2012 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald Chadwick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended December 31, 2012 and 2011, the period from Inception (July 20, 2010) to December 31, 2012 and the subsequent interim periods preceding November 30, 2013. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended December 31, 2012 and 2011, the period from Inception (July 20, 2010) to December 31, 2012 and the subsequent interim periods preceding November 30, 2013 in which Ronald Chadwick served as the Registrant's principal independent accountants.

However, the report of Ronald Chadwick dated February11, 2013 on our financial statements for the twelve month periods ended December 31, 2012 and 2011, and for the period from Inception (July 20, 2010) to December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Ronald Chadwick with a copy of this disclosure and has requested that Ronald Chadwick furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Ronald Chadwick addressed to the Securities and Exchange Commission dated March 31, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

THE ENGAGEMENT OF CUTLER & CO.

Prior to January 30, 2014, the date that Cutler & Co. was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Cutler & Co. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Cutler & Co. that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Cutler & Co. regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1 Letter from Ronald R. Chadwick, P.C., dated March 31, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Redstone Literary Agents Inc.
                                          (Registrant)

Date: March 31, 2014
                                          By: /s/ Mary S. Wolf
                                             -----------------------------------
                                             Mary S. Wolf
                                             Chief Executive Officer
                                             Chief Financial Officer

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